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                                                                  Exhibit 10


                             DECHERT PRICE & RHOADS
                               1500 K Street, NW
                          Washington, D.C. 20005-1208
                           Telephone: (202) 626-3300
                              Fax: (202) 626-3334


October 27, 1997


ProFunds
7900 Wisconsin Avenue, Suite 300
Bethesda, Maryland 20814

        Re:   Registration under the Securities Act of 1933,
              as amended and the investment Company Act of 1940,
              as amended
              --------------------------------------------------


Dear Ladies and Gentlemen:

        We have acted as counsel for ProFunds (the "Fund") in connection with the registration of an indefinite number of its shares under the Securities Act of 1933, as amended. The Fund is a series fund, comprising six series, organized as a business trust under the laws of the State of Delaware.

        We have examined the Fund's Certificate of Trust, Declaration of Trust, Bylaws, Notification of Registration on Form N-8A filed under the Investment Company Act of 1940, amended Registration Statement filed on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (Registration Nos. 333-28339 and 811-08239), and such other documents and matters as we have deemed necessary to enable us to give this opinion.

        Based upon the foregoing, we are of the opinion that the shares proposed to be sold pursuant to the Fund's Registration Statement, when it is made effective by the Securities and Exchange Commission, will have been validly authorized and, when sold in accordance with the terms of the Registration Statement and the requirements of applicable federal and state law and delivered by the Fund against receipt of cash equal to the initial amount to be invested per share (in the case of initial shares sold) or the net asset value of shares sold thereafter, as described in the Registration Statement, will have been legally and validly issued and will be fully paid and non-assessable by the Trust.


        We hereby consent to the filing of this opinion as an exhibit to the Fund's Pre-Effective Amendment No. 3 on Form N-1A to be filed with the Securities and Exchange Commission in connection with the registration of the shares of the Fund's shares, as indicated above, and to the use of our name in the Fund's prospectus and/or Statement of Additional Information to be dated on or about the effective date of the Fund's Registration Statement and in any revised or amended versions thereof.


Very truly yours,
/s/ DECHERT PRICE & RHOADS